Equitable Financial Life Insurance Company

Rate Sheet Supplement dated November 1, 2023 to the current prospectuses for:

Retirement Cornerstone® Series 19 Series E

This Rate Sheet Supplement (this “Supplement”) updates certain information in the prospectus dated May 1, 2023 you received and in any supplements to the prospectus (collectively, the “Prospectus”). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service group referenced in the Prospectus.

Under the Guaranteed minimum income benefit, we will apply an initial Annual Roll-up rate and an initial Deferral Roll-up rate during the first seven years of your contract, beginning on the date your contract is issued. For more information, see “Annual Roll-up rate” and “Deferral Roll-up rate” in the “Benefits available under the contract” section of the Prospectus. The effective date of the following rates is November 13, 2023 (the “Rate effective date”) until superseded as described below.

Initial Annual Roll-up rate: 7.0% — See the “Important note for owners age 49 or younger” below.

Initial Deferral Roll-up rate: 7.0% — See the “Important note for owners age 49 or younger” below.

Guaranteed Roll-up floor: 7.0%

Funding Age for GMIB: 50

If the contract is jointly owned, the GMIB can only be elected and funded if both owners are ages 50 through 80.

Important note for owners age 49 or younger: Funding of the Guaranteed minimum income benefit and any guaranteed minimum death benefit you elect if you also have the Guaranteed minimum income benefit is only permitted starting at age 50. If you are between the ages of 43 and 49 at the time your contract is issued, the initial Roll-up rates specified in this Supplement will only apply after you attain age 50 for the amount of time then remaining in your first seven contract years. If you are age 42 or younger at the time your contract is issued, the initial Roll-up rates will never apply to your contract, as illustrated in the following chart:

Age at time of contract purchase	Contract years for which the initial Roll-up rates will apply(1)
50 or older	Full first 7 contract years
49	Portion of 1st contract year plus contract years 2-7
48	Portion of 2nd contract year plus contract years 3-7
47	Portion of 3rd contract year plus contract years 4-7
46	Portion of 4th contract year plus contract years 5-7
45	Portion of 5th contract year plus contract years 6-7
44	Portion of 6th contract year plus contract year 7
43	Portion of contract year 7
42 or younger	Never
(1)

For contract owners age 49 or younger at time of contract purchase, your birthday will determine the size of the portion of the contract year during which the Initial Roll-up rates apply. For example, if you signed your contract at age 46 on March 1 and your birthdate is April 1, the Initial Roll-up rates will apply for eleven months of your fourth contract year, starting on April 1 of that year.

IM-09-19 (11/23)	Cat. # 159970 (11/23)
RC 19 Series E NB	#559560

GMIB current Charge (as a percentage of the GMIB benefit base): 1.40%

GMDB current Charges (as a percentage of the benefit base):

Guaranteed Minimum Death Benefit	Current Charge
RMD Wealth Guard death benefit	Age Band on Contract Date 20-64 – 0.60% Age Band on Contract Date 65-73 – 1.25%
Highest Anniversary Value death benefit	0.35%

The rates, funding age and charges in this Supplement can be superseded. The rate effective date of a subsequent Rate Sheet Supplement will be at least 10 days after it is filed.

If you sign your application on or after the above rate effective date and we issue you a contract based on that application during the Rate lock-in period (generally 75 days after the application is signed) and then (1) a subsequent Rate Sheet Supplement with one or more terms more favorable than the current Rate Sheet Supplement becomes effective and remains effective through your contract issue date, and (2) none of the terms on the subsequent Rate Sheet Supplement are less favorable than the current Rate Sheet Supplement, then we will change your terms to match all of the terms on the subsequent rate sheet supplement.

If we issue you a contract based on that application after the Rate lock-in period ends, the initial Annual Roll-up or Deferral rate, guaranteed Roll-up floor, GMIB funding age and/or charge(s) applicable to your contract will be those in effect on the date your contract is issued based on the Rate Sheet Supplement then in effect. The terms in that supplement could be less favorable than those in this supplement.

See “Rate lock-in period” in the “Benefits available under the contract” section of the Prospectus. The Rate lock-in period may vary in some states. See Appendix “State contract availability and/or variations of certain features and benefits” in the Prospectus.

For information about the GMIB and GMDB rider fees, the GMIB funding age, initial Annual Roll-up Rate, initial Deferral Roll-up rate, and guaranteed Roll-up floor applicable to you, please contact the customer service group toll-free at 1-800-789-7771. You can also visit www.equitable.com to view the current rates. Historical initial Annual Roll-up rates, initial Deferral Roll-up rates, guaranteed Roll-up floors, GMIB funding ages, and current historical GMIB and GMDB rider fees for contracts isssued before the date of this supplement may be found in Appendix “Historical Rate Sheet Supplement Information” to the Prospectus, as well as on the U.S. Securities and Exchange Commission’s website (www.sec.gov) by searching for File No. 333-229769.

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